UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05740 )

Exact name of registrant as specified in charter: Putnam Managed Municipal Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2007

Date of reporting period: November 1, 2006— April 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Managed Municipal Income Trust

4|30|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam

Managed Municipal

Income Trust

4|30|07

Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	16
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders	26
Financial statements	27

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise: after a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. However, it remains to be seen whether the current levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed in the middle of the year.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended April 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Managed Municipal Income Trust: potential
for income exempt from federal income tax

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Managed Municipal Income Trust offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer won’t be able to repay the bond.

The fund’s management team can select bonds from a variety of state and local governments throughout the United States. The fund also combines bonds of differing credit quality.

In addition to investing in high-quality bonds, the team allocates a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the team considers factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid. The team is backed by Putnam’s fixed-income organization, one of the largest in the investment management industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings — either by acquiring more of a particular bond or selling it — for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Municipal bonds may finance a range of community projects
and thus play a key role in local development.

Putnam Managed Municipal Income Trust is a leveraged fund that seeks to provide a high level of current income free from federal income tax through investments in investment-grade and higher-yielding, lower-rated municipal bonds. The fund is designed for investors seeking tax-exempt income and who are willing to accept the risks associated with below-investment-grade bonds and the use of leverage.

Highlights

• For the six months ended April 30, 2007, Putnam Managed Municipal Income Trust had a total return of 1.89% at net asset value (NAV) and 6.95% at market price.

• The fund’s benchmark, the Lehman Municipal Bond Index, returned 1.59% .

• The average return for the fund’s Lipper category, High Yield Municipal Debt Funds (closed-end), was 2.77% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price usually differs from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment manager, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Putnam Managed Municipal Income Trust (NYSE ticker: PMM), total return for periods ended 4/30/07

Since the fund’s inception (2/24/89), average annual return is 6.95% at NAV and 6.23% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	5.43%	3.74%	69.68%	44.32%

5 years	6.93	6.81	39.78	38.99

3 years	7.37	10.85	23.79	36.22

1 year	6.75	15.40	6.75	15.40

6 months	—	—	1.89	6.95

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

Solid performance from several sectors we emphasized in your fund’s portfolio — health-care, single-family housing, and tobacco settlement bonds —helped support results for the six months ended April 30, 2007. However, our conservative approach, which meant avoiding certain high-yielding, lower-rated issues and limiting exposure to longer-term bonds, reduced the fund’s ability to benefit from the strongest-performing areas of the municipal bond market. Leverage also influences performance comparisons; your fund’s preferred shares provide a leverage feature that amplifies results, both on the upside and the downside. Based on returns at NAV, the fund edged ahead of its unleveraged benchmark, the Lehman Municipal Bond Index, but lagged the average of its Lipper group, which includes other leveraged funds.

Market overview

Prior to the beginning of the fund’s 2006–2007 fiscal year, there was a major change in the Federal Reserve (the Fed’s) interest-rate policy. After 17 consecutive increases in the federal funds rate, the Fed suspended its credit-tightening program in August 2006, holding this benchmark rate for overnight loans between banks steady at 5.25% . The central bank’s rate policy has been to hold rates steady since then. Statements from the Federal Open Market Committee, the central bank’s policy-setting panel, have indicated that future rate decisions will depend on whether the Fed concludes that inflation or slower growth represents the greater risk to the economy. Reflecting the uncertainty in the marketplace regarding the Fed’s policy direction, tax-exempt yields rose across the maturity spectrum, causing municipal bonds to underperform comparable Treasury securities in all but the longest maturity ranges.

A generally stable credit environment, coupled with solid demand from buyers searching for higher yields, contributed to the strong relative performance of lower-rated bonds. Although the performance of bonds at the lower end of the credit spectrum —those rated below Baa — pulled back somewhat in March, the rally in this area of the credit spectrum resumed in April. As a result, lower-rated bonds again performed better than higher-rated bonds for the period. Investors should remember that bond prices move in the opposite direction of their yields. Overall, the yields of lower-rated bonds were higher at the end than at the start of the period. However, these yields declined during the period as the prices of lower-rated bonds rose to reflect increased demand, and the yield advantages that had initially drawn investor attention became less pronounced.

The performance of airline-related industrial development bonds (IDBs) was exceptional, as trends in domestic airline travel remained healthy. The health-care sector also posted solid results for the period, as securities issued by hospitals and long-term care facilities generally advanced. Tobacco settlement bonds, meanwhile, under-performed other credit-sensitive sectors somewhat, but still performed better than higher-rated bonds due to the robust yields offered by these securities.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group. This strategy had a neutral impact on relative results, since only municipal bonds with the longest maturities generally outperformed comparable Treasuries. Short- and

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/07.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	1.59%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.27%

Lehman Intermediate Treasury Bond Index (intermediate-maturity U.S. Treasury bonds)	2.34%

Lehman Aggregate Bond Index (broad bond market)	2.64%

Equities

S&P 500 Index (broad stock market)	8.60%

S&P Utilities Index (utilities stocks)	17.93%

Russell 2000 Growth Index (small-company growth stocks)	7.42%

intermediate-maturity municipals generally underperformed corresponding Treasuries. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall. Later in the period, we extended the fund’s duration relative to its peer group average by adding bonds with longer maturities.

The fund’s higher overall credit quality held back performance relative to its peer group, as the lower-quality tiers of the municipal bond market delivered the strongest results during the period. For example, the fund’s underweight position in airline-related IDBs, relative to its peer group, detracted from performance, as this sector posted strong results for the period.

The fund’s emphasis on tobacco settlement bonds added to performance. Limited issuance of these securities, coupled with strong investor demand, provided solid supply-and-demand support for the sector, boosting results. Our allocation to health care, another high-yielding sector, was also a positive for the fund.

Relative to the fund’s peer group, we also maintained an overweight position in single-family housing bonds. This strategy proved helpful to results, as declining mortgage prepayments continued to support bonds in this sector.

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity. Duration may be higher for funds that use leverage, which magnifies the effects of interest-rate changes.

Your fund’s holdings

Increasing demand for lower-rated issues has elevated prices in the high-yield part of the municipal bond market. At the same time, the strong economy has enabled many lower-rated issuers to improve their balance sheets. Some benefited from credit upgrades and some capitalized on their stronger financial positions, refinancing old debt at lower rates. These developments narrowed credit spreads — the difference in yield between lower-rated and higher-quality bonds.

Investors’ growing confidence in the economy encouraged them to bid up prices of high-yielding airline-related IDBs. IDBs are issued by municipalities but backed by the credit of the company or institution benefiting from the financing. Investor perceptions about the backing company’s strength, or that of its industry group, affect the prices of these bonds more than the rating of the issuing municipality. Airline-related IDBs were the strongest sector in the bond market during the first half of the fund’s fiscal year, but the portfolio had an underweight position in them. Until recently, we were convinced that the premium the market has placed on airline IDBs was too high. However, mounting air traffic and rising ticket prices had a stabilizing effect on the airline industry, although we continue to believe caution is warranted.

Despite a general slowdown in the housing sector during the period, the fund maintained a slightly overweight

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 4/30/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

position in single-family housing bonds. As rising interest rates made homeowners less inclined to prepay their mortgages, price volatility in this market declined and the bonds performed well. The fund’s portfolio includes municipal bonds issued for single-family housing in South Dakota, Idaho, New Mexico, and Texas. The position in New Mexico Mortgage Finance Authority bonds, which had an above-average yield, was especially strong. Investor interest in these issues also caused the bonds to appreciate in price.

The fund continues to hold an overweight position in tobacco settlement bonds relative to its benchmark and competitors. These issues generally carry investment-grade ratings, and are secured by income from tobacco companies’ settlement obligations to the states. Despite previous legal challenges, tobacco settlement bonds in general performed well during the period, reflecting their high coupons and the fact that they are relatively unaffected by economic cycles. We continue to believe there is value in this sector, and we have maintained the fund’s overweight position.

The fund has maintained its emphasis on municipal bonds issued for hospitals and long-term care facilities. The performance of these bonds can reflect the earnings of the facilities, which have faced ongoing challenges from Medicare, among other factors, but nevertheless, such bonds are often able to provide an attractive combination of high current income and appreciation potential.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Merger with Putnam High Yield Municipal Trust proposed

During the period, Putnam Investments and the Board of Trustees of the Putnam Funds announced a comprehensive initiative intended to concentrate the lineup of closed-end funds managed by Putnam Investments. The initiative includes a proposal to merge Putnam High Yield Municipal Trust, another closed-end tax-exempt bond fund, into your fund.

This merger must be approved by the common and preferred shareholders of both funds. The Trustees believe it is in the best interests of shareholders of each fund because it would significantly increase the size of the combined fund. A larger asset size could reduce fund expenses and increase the liquidity in the trading market for fund shares. Proxy statements, which will include additional pertinent information to enable you to make an informed decision about the merger, are scheduled for mailing in the coming months. If approved by shareholders, the merger is expected to take place in the fall of 2007.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

At the end of the period, the U.S. economy had expanded at a rate that was less than what economists generally consider to be its long-term potential growth rate (about 3% annually) for three consecutive quarters. Clearly, some areas of the economy have softened while others continue to grow. At the same time, the Fed still appears concerned about heightened risks for both inflation and slower growth. Given this environment, we believe the Fed is likely to continue to hold interest rates steady until more data becomes available to clarify the economy’s direction. Therefore, we plan to maintain a neutral duration strategy until longer-range Fed policy becomes clearer.

In our view, the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively — remains near an all-time low. In fact, the higher-income advantage available to those willing to assume additional credit risk by investing in lower-rated bonds has diminished to the lowest level in over seven years. It has been our experience that when investor demand is this elevated, many high-yielding securities can become over-priced. We continue to believe that this is not the most opportune time to reach too far out in terms of bond maturity (i.e., extend duration by investing in securities with later final maturity dates) or too far down in quality in pursuit of higher income. Over the near term, we intend to focus on certain market sectors — notably, single-family housing and power company IDBs — where we believe the fund may benefit in an environment of moderating economic growth without being exposed to undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 4/30/07

				Lipper High
				Yield Municipal
			Lehman	Debt Funds
		Market	Municipal	(closed-end)
	NAV	price	Bond Index	category average*

Annual average
Life of fund
(since 2/24/89)	6.95%	6.23%	6.83%	6.23%

10 years	69.68	44.32	75.88	78.78
Annual average	5.43	3.74	5.81	5.95

5 years	39.78	38.99	28.58	42.27
Annual average	6.93	6.81	5.16	7.29

3 years	23.79	36.22	15.43	29.54
Annual average	7.37	10.85	4.90	8.99

1 year	6.75	15.40	5.78	8.70

6 months	1.89	6.95	1.59	2.77

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/07, there were 15, 15, 15, 12, 12, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 4/30/07

Distributions — common shares*

Number		6

Income[1]		$0.2046

Capital gains[2]		—

Total		$0.2046

	Series A	Series B	Series C
Distributions — preferred shares	(550 shares)	(550 shares)	(650 shares)

Income[1]	$1,827.62	$1,811.02	$1,797.90

Capital gains[2]	—	—	—

Total	$1,827.62	$1,811.02	$1,797.90

Common share value:		NAV	Market price

10/31/06		$8.37	$7.58

4/30/07		8.31	7.90

Current yield (end of period)
Current dividend rate[3]		4.92%	5.18%

Taxable equivalent[4]		7.57	7.97

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/07

	NAV	Market price

Annual average
Life of fund (since 2/24/89)	6.97%	6.17%

10 years	70.74	46.49
Annual average	5.50	3.89

5 years	41.92	37.30
Annual average	7.25	6.55

3 years	20.40	23.15
Annual average	6.38	7.19

1 year	6.80	11.66

6 months	2.52	7.31

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 4/30/06.

Trustee and Putnam employee fund ownership

As of April 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$30,000	$ 95,000,000

Putnam employees	$ 4,000	$466,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $150,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Putnam Tax Exempt Income Fund.

Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended April 30, 2007, Brad Libby and Thalia Meehan became Portfolio Members, and Paul Drury became Portfolio Leader, of your fund. These changes followed the departure of Portfolio Leader David Hamlin and Portfolio Member James St. John from your fund’s management team. Brad Libby and Thalia Meehan joined the fund in September 2006. From 2001 to present, Brad Libby has been employed by Putnam Management, currently as Tax Exempt Specialist and previously as Analyst. From 1989 to present, Thalia Meehan has been employed by Putnam Management, currently as Team Leader, Tax Exempt Fixed Income Team and previously as Director, Tax Exempt Research.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stocks issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in management fees and in the 50th percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds (closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

87th	69th	76th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 15, 12, and 12 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one- and five-year periods ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that one factor in the fund’s relative underperformance during this period appeared to have been its selection of higher quality bonds, given market conditions. The Trustees also considered Putnam Management’s view that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper High Yield Municipal Debt Funds (closed-end) category for the one-, five- and ten-year periods ended March 31, 2007, were 94%, 62%, and 62%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 15th out of 15, 8th out of 12, and 8th out of 12 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the common shares outstanding as of October 7, 2005.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/07 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	FRN Floating Rate Notes
CIFG CIFG Assurance North America, Inc.	FSA Financial Security Assurance
COP Certificate of Participation	GNMA Coll. Government National Mortgage
FGIC Financial Guaranty Insurance Company	Association Collateralized
FHA Insd. Federal Housing Administration Insured	G.O. Bonds General Obligation Bonds
FHLMC Coll. Federal Home Loan Mortgage	MBIA MBIA Insurance Company
Corporation Collateralized	PSFG Permanent School Fund Guaranteed
FNMA Coll. Federal National Mortgage	Radian Insd. Radian Group Insured
Association Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FRB Floating Rate Bonds	VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (143.6%)*

	Rating**	Principal amount	Value

Alabama (0.5%)
Butler, Indl. Dev. Board Solid Waste Disp.
Rev. Bonds (GA. Pacific Corp.), 5 3/4s, 9/1/28	B	$ 950,000	$ 984,941
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/25	B/P	650,000	679,127
			1,664,068

Arizona (3.3%)
Apache Cnty., Indl. Dev. Auth. Poll. Control
Rev. Bonds (Tucson Elec. Pwr. Co.), Ser. B,
5 7/8s, 3/1/33	Baa3	1,000,000	1,004,850
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 3/8s,
12/1/37 (Prerefunded)	BBB	1,000,000	1,136,400
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	B+/P	1,800,000	1,991,556
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), Ser. A,
6.2s, 12/1/21	BB+/P	480,000	513,576
Coconino Cnty., Poll. Control Rev. Bonds
(Tuscon/Navajo Elec. Pwr.), Ser. A,
7 1/8s, 10/1/32	Baa3	3,000,000	3,093,630
Glendale, Wtr. & Swr. Rev. Bonds, AMBAC,
5s, 7/1/28	Aaa	2,000,000	2,101,460
Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB–	815,000	806,394

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Arizona continued
Queen Creek, Special Assmt. Bonds (Dist.
No. 001), 5s, 1/1/26	Baa2	$ 600,000	$ 614,412
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), 5.8s, 12/1/31
(Prerefunded)	A3	1,000,000	1,089,930
			12,352,208

Arkansas (3.4%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	4,600,000	5,034,424
Baxter Cnty., Hosp. Rev. Bonds, 5s, 9/1/22	Baa2	750,000	773,648
Independence Cnty., Poll. Control Rev. Bonds
(Entergy AR, Inc.), 5s, 1/1/21	A–	1,000,000	1,021,020
Little Rock G.O. Bonds (Cap. Impt.), FSA,
3.95s, 4/1/19	Aaa	565,000	558,531
Northwest Regl. Arpt. Auth. Rev. Bonds,
7 5/8s, 2/1/27 (Prerefunded)	BB/P	2,750,000	2,880,158
Springdale, Sales & Use Tax Rev. Bonds, FSA
4.05s, 7/1/26	Aaa	1,000,000	993,360
4s, 7/1/27	Aaa	1,000,000	993,110
Washington Cnty., Hosp. Rev. Bonds (Regl.
Med. Ctr.), Ser. B, 5s, 2/1/25	Baa2	500,000	514,515
			12,768,766

California (16.9%)
ABAG Fin. Auth. COP (American Baptist
Homes), Ser. A, 6.2s, 10/1/27	BBB–	345,000	354,864
CA Hlth. Fac. Fin. Auth. Rev. Bonds
AMBAC, 5.293s, 7/1/17	Aaa	3,400,000	3,402,686
(CA-NV Methodist), 5s, 7/1/26	A+	500,000	524,310
(Stanford Hosp. & Clinics), Ser. A,
5s, 11/15/23	A2	1,000,000	1,047,030
CA Poll. Control Fin. Auth. Solid Waste Disp.
Rev. Bonds (Waste Management, Inc.),
Ser. A-2, 5.4s, 4/1/25	BBB	1,200,000	1,265,892
CA State Dept. of Wtr. Resources Rev. Bonds,
Ser. A
AMBAC, 5 1/2s, 5/1/13	Aaa	16,500,000	18,000,180
5 1/2s, 5/1/11	A1	3,000,000	3,199,950
CA Statewide Cmntys., Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB	3,950,000	4,004,629
CA Statewide Cmntys., Dev. Auth. Rev.
Bonds (Thomas Jefferson School of Law),
Ser. B, 4 7/8s, 10/1/31	BBB–	1,500,000	1,528,440
CA Statewide Cmntys., Dev. Auth. Apt.
Mandatory Put Bonds (Irvine Apt. Cmntys.),
Ser. A-3, 5.1s, 5/17/10	BBB+	2,250,000	2,309,918

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

California continued
Capistrano, Unified School Dist. Cmnty.
Fac. Special Tax Bonds (No. 98-2 Ladera),
5.7s, 9/1/20 (Prerefunded)	BBB/P	$ 1,000,000	$ 1,064,610
Cathedral City, Impt. Board Act of 1915
Special Assmt. Bonds (Cove Impt. Dist.),
Ser. 04-02
5.05s, 9/2/35	BB+/P	395,000	398,788
5s, 9/2/30	BB+/P	250,000	252,078
Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 08-1 Otay Ranch Village Six),
6s, 9/1/33	BB/P	1,250,000	1,300,463
(No. 07-1 Otay Ranch Village Eleven)
5 7/8s, 9/1/34	BB/P	300,000	316,857
(No. 07-1 Otay Ranch Village Eleven)
5.8s, 9/1/28	BB/P	300,000	317,568
Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	A1	1,065,000	1,107,568
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	10,775,000	118,525
Folsom, Special Tax Rev. Bonds (Cmnty. Facs.
Dist. No. 10), 5 7/8s, 9/1/28	BB/P	750,000	780,518
Gilroy, Rev. Bonds (Bonfante Gardens Park),
8s, 11/1/25	B–/P	770,000	727,588
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. 03-A1, 6 3/4s, 6/1/39 (Prerefunded)	AAA	850,000	987,913
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38
(Prerefunded)	Aaa	2,500,000	2,754,000
Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	615,000	616,384
Ser. A-1, 4 1/2s, 6/1/27	BBB	2,160,000	2,129,026
Jurupa, Cmnty. Svcs. Dist. Special Tax
(Dist. No. 19 Eastvale), 5s, 9/1/27	BB/P	500,000	503,710
Murrieta, Cmnty. Fac. Dist. Special Tax
(No. 2 The Oaks Impt. Area A), 6s, 9/1/34	BB+/P	1,100,000	1,154,329
Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds (Ladera Ranch No. 02-1), Ser. A,
5.55s, 8/15/33	BBB/P	650,000	669,104
Poway, Unified School Dist. Cmnty. Facs.
Special Tax Bonds (Dist. No. 14 — Area A),
5 1/8s, 9/1/26	BB–/P	850,000	869,873
Roseville, Cmnty. Fac. Special Tax Bonds
(Cmnty. Fac. Dist. No. 1 — Fiddyment
Ranch), 5s, 9/1/18	BB/P	675,000	686,030
(Dist. No. 1 — Westpark) 5 1/4s, 9/1/25	BB/P	315,000	323,527
(Dist. No. 1 — Westpark) 5 1/4s, 9/1/17	BB/P	985,000	1,015,909
(Dist. No. 1), 5s, 9/1/14	BB/P	400,000	409,832

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

California continued
Sacramento, Special Tax (North Natomas
Cmnty. Fac.), Ser. 4-C, 6s, 9/1/33	BBB/P	$ 1,250,000	$ 1,340,938
San Diego, Assn. of Bay Area Governments
Fin. Auth. For Nonprofit Corps. Rev. Bonds
(San Diego Hosp.), Ser. A, 6 1/8s, 8/15/20	Baa1	500,000	537,215
Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Rev. Bonds (Impt. Area No. 1), Ser. B,
6 3/8s, 9/1/30	BBB/P	2,455,000	2,467,471
Thousand Oaks, Cmnty. Fac. Dist. Special Tax
Rev. Bonds (Marketplace 94-1), zero %, 9/1/14	B/P	2,960,000	1,777,006
Vallejo, COP (Marine World Foundation),
7.2s, 2/1/26	BBB–/P	2,500,000	2,571,725
			62,836,454

Colorado (2.2%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	200,000	210,976
(Evangelical Lutheran), 5 1/4s, 6/1/23	A–	1,000,000	1,059,940
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	660,000	702,095
(Evangelical Lutheran), 5 1/4s, 6/1/19	A3	420,000	448,736
CO Pub. Hwy. Auth. Rev. Bonds (E-470
Pub. Hwy.), Ser. B
zero %, 9/1/35 (Prerefunded)	Aaa	15,500,000	2,074,830
zero %, 9/1/34 (Prerefunded)	Aaa	16,500,000	2,383,095
Denver, City & Cnty. Arpt. Rev. Bonds, Ser. D,
AMBAC, 7 3/4s, 11/15/13	Aaa	1,050,000	1,175,328
			8,055,000

Connecticut (0.7%)
CT State Dev. Auth. Rev. Bonds (Mystic Marine
Life Aquarium), Ser. A, 4 5/8s, 5/1/37	Aa3	2,500,000	2,442,475

Delaware (1.0%)
GMAC Muni. Mtge. Trust 144A sub. notes,
Ser. A1-3, 5.3s, 10/31/39	A3	2,500,000	2,638,100
New Castle Cnty., Rev. Bonds (Newark
Charter School, Inc.)
5s, 9/1/36	BBB–	300,000	306,486
5s, 9/1/30	BBB–	300,000	307,626
Sussex Cnty., Rev. Bonds (First Mtge. —
Cadbury Lewes), Ser. A, 5.9s, 1/1/26	B/P	350,000	367,409
			3,619,621

District of Columbia (0.6%)
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
6 1/4s, 5/15/24	Baa2	1,900,000	2,024,222

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Florida (9.8%)
CFM Cmnty. Dev. Dist. Rev. Bonds, Ser. A,
6 1/4s, 5/1/35	BB–/P	$ 1,470,000	$ 1,571,592
Clearwater Cay, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. A, 5 1/2s, 5/1/37	BB–/P	1,600,000	1,626,656
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds
Ser. A, 6 1/8s, 5/1/34	BB/P	475,000	503,628
Ser. B, 5s, 11/1/07	BB/P	20,000	20,005
FL Hsg. Fin. Corp. Rev. Bonds, Ser. G,
5 3/4s, 1/1/37	AA1	1,500,000	1,602,300
FL State Mid-Bay Bridge Auth. Rev. Bonds,
Ser. A, 6.05s, 10/1/22	BBB/P	770,000	798,151
Fleming Island, Plantation Cmnty. Dev.
Dist. Special Assmt. Bonds, Ser. B,
7 3/8s, 5/1/31 (Prerefunded)	BB/P	750,000	833,715
Gateway Svcs. Cmnty., Dev. Dist. Special
Assmt. Bonds (Stoneybrook), 5 1/2s, 7/1/08	BB/P	50,000	50,191
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
5 1/4s, 6/1/21	BBB+	3,200,000	3,364,928
Heritage Harbor, South Cmnty. Dev. Distr.
Rev. Bonds, Ser. A, 6 1/2s, 5/1/34	BB/P	475,000	521,507
Heritage Isle at Viera, Cmnty. Dev. Dist.
Special Assmt., Ser. B, 5s, 11/1/09	BB/P	125,000	124,710
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Hlth.), Ser. A, 5s, 11/15/21	A+	1,000,000	1,047,360
(Hosp. Adventist Hlth.), Ser. A,
5s, 11/15/20	A+	1,000,000	1,047,360
Islands at Doral III, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. 04-A, 5.9s, 5/1/35	BB/P	1,215,000	1,262,118
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac.
Rev. Bonds
(Alliance Cmnty.), Ser. C, 5 1/2s, 11/15/29
(Prerefunded)	BBB–	1,000,000	1,049,520
(Shell Pt./Alliance Oblig. Group), 5 1/8s,
11/15/36	BBB–	475,000	485,232
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BBB–	1,000,000	1,026,180
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A,
6.7s, 11/15/19	Ba1	1,335,000	1,467,419
North Springs, Impt. Dist. Special Assmt.
Rev. Bonds (Parkland Golf Country Club),
Ser. A-1, 5.45s, 5/1/26	BB–/P	245,000	249,285
Old Palm, Cmnty. Dev. Dist. Special Assmt.
Bonds (Palm Beach Gardens), Ser. A,
5.9s, 5/1/35	BB/P	975,000	1,020,679
Palm Coast Pk. Cmnty. Dev. Dist. Special
Assmt. Bonds, 5.7s, 5/1/37	BB–/P	1,000,000	1,022,460
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB–/P	1,485,000	1,566,304

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Florida continued
South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-2, 5 3/8s, 5/1/13	BB–/P	$ 2,500,000	$ 2,522,800
South Miami, Hlth. Fac. Auth. Rev. Bonds
(Baptist Hlth.), 5 1/4s, 11/15/33	Aa3	1,500,000	1,560,900
South Village, Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 5.7s, 5/1/35	BB–/P	485,000	496,097
Tampa Bay, Cmnty. Dev. Dist. Special Assmt.
Bonds (New Port), Ser. A, 5 7/8s, 5/1/38	BB–/P	1,975,000	2,041,143
Tern Bay, Cmnty. Dev. Dist. Special
Assmt. Bonds
Ser. A, 5 3/8s, 5/1/37	BB–/P	1,150,000	1,163,685
Ser. B, 5s, 5/1/15	BB–/P	495,000	493,099
Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	BB–/P	325,000	327,516
Verano Ctr. Cmnty. Dev. Dist. Special Assmt.
Bonds (Cmnty. Infrastructure)
Ser. A, 5 3/8s, 5/1/37	BB–/P	750,000	756,150
Ser. B, 5s, 11/1/13	BB–/P	475,000	475,261
Wentworth Estates, Cmnty. Dev. Dist.
Special Assmt. Bonds
Ser. A, 5 5/8s, 5/1/37	BB–/P	725,000	745,423
Ser. B, 5 1/8s, 11/1/12	BB–/P	795,000	796,320
Westchester Cmnty. Dev. Dist. No. 1
Special Assmt. (Cmnty. Infrastructure),
6 1/8s, 5/1/35	BB–/P	1,250,000	1,322,325
World Commerce Cmnty. Dev. Dist. Special
Assmt., Ser. A-1
6 1/2s, 5/1/36	BB–/P	950,000	1,017,317
6 1/4s, 5/1/22	BB–/P	530,000	564,238
			36,543,574

Georgia (2.5%)
Burke Cnty., Poll. Control Dev. Auth.
Mandatory Put Bonds (GA Power Co.),
4.45s, 12/1/08	A2	4,000,000	4,002,280
Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A,
6 1/8s, 2/15/34	B+/P	425,000	448,749
(First Mtge. — Lenbrook), Ser. A, 5s, 7/1/17	B/P	1,370,000	1,391,742
GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	Aaa	1,400,000	1,403,136
Med. Ctr. Hosp. Auth. Rev. Bonds (Spring
Harbor Green Island), 5 1/4s, 7/1/27	B+/P	375,000	383,873
Rockdale Cnty., Dev. Auth. Solid Waste Disp.
Rev. Bonds (Visay Paper, Inc.), 7.4s, 1/1/16	B+/P	1,820,000	1,823,185
			9,452,965

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Hawaii (0.5%)
HI Dept. of Trans. Special Fac. Rev. Bonds
(Continental Airlines, Inc.), 7s, 6/1/20	B	$ 1,635,000	$ 1,742,910

Idaho (0.6%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	740,000	745,069
Madison Cnty., Hosp. COP, 5 1/4s, 9/1/20	BBB–	1,480,000	1,546,482
			2,291,551

Illinois (4.0%)
Bedford Pk., Village Rev. Bonds
(Hotel/Motel Tax), Ser. A, 4.9s, 12/1/23	Baa1	600,000	609,216
Chicago, G.O. Bonds, Ser. A, AMBAC
5 5/8s, 1/1/39 (Prerefunded)	Aaa	3,395,000	3,697,630
5 5/8s, 1/1/39	Aaa	105,000	113,031
Du Page Cnty., Special Svc. Area No. 31
Special Tax Bonds (Monarch Landing)
5 5/8s, 3/1/36	BB–/P	100,000	105,065
5.4s, 3/1/16	BB–/P	260,000	269,875
IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist
Hlth. Syst./Sunbelt Obligation), 5.65s,
11/15/24 (Prerefunded)	A2	3,250,000	3,428,263
IL Fin. Auth. Rev. Bonds
(Three Crowns Pk. Plaza), Ser. A,
5 7/8s, 2/15/26	B+/P	1,000,000	1,047,740
(Landing At Plymouth Place), Ser. A,
5.35s, 5/15/15	B+/P	600,000	611,358
IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	250,000	254,790
IL Hlth. Fac. Auth. Rev. Bonds (St. Benedict),
Ser. 03A-1, 6.9s, 11/15/33	B+	500,000	542,625
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
FSA, 5s, 1/1/23	Aaa	3,750,000	4,002,450
			14,682,043

Indiana (0.9%)
Anderson, Econ. Dev. Rev. Bonds
(Anderson U.), 5s, 10/1/28	BBB–/F	375,000	382,031
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	2,500,000	2,588,250
St. Joseph Cnty., Econ. Dev. Rev. Bonds
(Holy Cross Village Notre Dame), Ser. A,
5 3/4s, 5/15/15	B/P	455,000	481,194
			3,451,475

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Iowa (2.6%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	AAA	$ 2,565,000	$ 3,123,683
Ser. A, 5 1/4s, 7/1/17	BBB–	1,040,000	1,097,169
Ser. A, 5s, 7/1/19	BBB–	1,840,000	1,891,630
IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A
6 1/8s, 11/15/32	BB/P	200,000	207,546
6s, 11/15/24	BB/P	200,000	204,414
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	750,000	774,510
Ser. B, zero %, 6/1/34	BBB	2,250,000	2,306,835
			9,605,787

Kansas (0.4%)
Salina, Hosp. Rev. Bonds (Salina Regl. Hlth.)
5s, 10/1/17	A1	500,000	531,370
5s, 10/1/16	A1	605,000	643,889
5s, 10/1/15	A1	250,000	266,595
			1,441,854

Kentucky (0.5%)
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care), Ser. A
6 1/2s, 10/1/20	A–/F	1,040,000	1,122,534
6 1/2s, 10/1/20 (Prerefunded)	A–/F	675,000	742,115
			1,864,649

Louisiana (1.4%)
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds
(Hlth. Care — St. James Place), Ser. A,
7s, 11/1/26	B–/P	400,000	409,088
(St. James Place), Ser. A, 7s, 11/1/20	B–/P	1,000,000	1,028,210
LA Pub. Fac. Auth. Rev. Bonds (Pennington
Med. Foundation), 5s, 7/1/16	A3	600,000	627,054
Tangipahoa Parish Hosp. Svcs. Rev. Bonds
(North Oaks Med. Ctr.), Ser. A, 5s, 2/1/25	A	500,000	514,515
W. Feliciana Parish, Poll. Control Rev. Bonds
(Gulf States Util. Co.), Ser. C, 7s, 11/1/15	BBB–	2,750,000	2,770,763
			5,349,630

Maine (1.0%)
ME State Hsg. Auth. Rev. Bonds,
Ser. D-2-AMT, 5s, 11/15/27	Aa1	1,455,000	1,471,136
Rumford, Solid Waste Disp. Rev. Bonds
(Boise Cascade Corp.), 6 7/8s, 10/1/26	Ba3	2,000,000	2,198,560
			3,669,696

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Maryland (1.4%)
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds
(Medstar Hlth.), 5 3/4s, 8/15/15	A3	$ 1,000,000	$ 1,092,390
(King Farm Presbyterian Cmnty.), Ser. A,
5 1/4s, 1/1/27	B/P	710,000	731,101
(Edenwald), Ser. A, 5.2s, 1/1/24	BB/P	300,000	311,043
(King Farm Presbyterian Cmnty.), Ser. B,
4 3/4s, 1/1/13	B/P	1,000,000	1,002,790
MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School),
Ser. A, 6s, 5/1/35	B/P	200,000	214,544
Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A, 5 7/8s, 5/1/21	BB/P	1,850,000	1,923,538
			5,275,406

Massachusetts (9.1%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds
(Springhouse, Inc.), 6s, 7/1/28	BB–/P	600,000	614,652
MA State Dev. Fin. Agcy. Rev. Bonds
(Lasell Village), Ser. A, 6 3/8s, 12/1/25	BB–/P	570,000	591,911
MA State Dev. Fin. Agcy. Higher Ed. Rev.
Bonds (Emerson College), Ser. A, 5s, 1/1/18	A–	420,000	448,497
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s,
12/15/15 (Prerefunded)	BBB–/P	1,845,000	2,252,708
(Norwood Hosp.), Ser. C, 7s, 7/1/14
(Prerefunded)	Ba2	1,185,000	1,395,930
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB–	1,200,000	1,316,592
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	2,225,000	2,417,374
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	1,875,000	2,029,763
(Caritas Christi Oblig. Group), Ser. A,
5 1/4s, 7/1/08	BBB	1,500,000	1,518,255
(Partners Hlth. Care Syst.), Ser. F, 5s, 7/1/21	Aa2	1,000,000	1,058,990
MA State Hsg. Fin. Agcy. Rev. Bonds
(Rental Mtge.)
Ser. C, AMBAC, 5 5/8s, 7/1/40	Aaa	2,000,000	2,025,660
Ser. A, AMBAC, 5 1/2s, 7/1/40	Aaa	15,290,000	15,573,935
MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institution & Newton),
7.9s, 1/1/24	BB–/P	500,000	501,305
(TNG Marina Bay LLC), U.S. Govt. Coll.,
7 1/2s, 12/1/27 (Prerefunded)	AAA	580,000	608,890
(1st Mtge. Berkshire Retirement), Ser. A,
6 5/8s, 7/1/16	BBB–	1,550,000	1,555,069
			33,909,531

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Michigan (4.9%)
Detroit, Swr. Disp. FRN, Ser. D, FSA,
4.184s, 7/1/32	Aaa	$ 2,500,000	$ 2,500,075
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley
Med. Ctr.), 6s, 7/1/20	Ba1	275,000	289,556
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City Hosp. OB Group), Ser. A,
5 3/4s, 9/1/17	Ba1	350,000	357,623
Kentwood, Economic Dev. Rev. Bonds
(Holland Home), Ser. A, 5s, 11/15/22	BB–/P	300,000	304,011
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 6s, 4/1/22
(Prerefunded)	A2	1,500,000	1,625,280
(Midmichigan Health Oblig. Group), Ser. A,
5s, 4/15/26	A1	2,665,000	2,766,190
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25	BBB	755,000	770,500
(Hosp. Sparrow), 5s, 11/15/23	A1	2,270,000	2,360,482
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
3.9s, 6/1/30	AA+	1,500,000	1,494,420
Midland Cnty., Econ. Dev. Corp. Rev. Bonds,
6 3/4s, 7/23/09	Ba3	1,500,000	1,526,085
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds
(Mercy Memorial Hosp.), 5 1/2s, 6/1/20	Baa3	1,000,000	1,061,560
Warren Cons. School Dist. G.O. Bonds, FSA,
5 3/8s, 5/1/18 (Prerefunded)	Aaa	2,975,000	3,179,591
			18,235,373

Minnesota (2.5%)
Cohasset, Poll. Control Rev. Bonds (Allete, Inc.),
4.95s, 7/1/22	A–	2,000,000	2,048,300
Inver Grove Heights, Nursing Home Rev.
Bonds (Presbyterian Homes Care),
5 3/8s, 10/1/26	B/P	500,000	507,755
MN Agricultural & Econ. Dev. Board Rev. Bonds
(Hlth. Care Syst.), Ser. A, MBIA, 5 1/2s,
11/15/17 (Prerefunded)	Aaa	2,390,000	2,460,648
MN State Hsg. Fin. Agcy. Rev. Bonds
(Residential Hsg.), Ser. H, 4.15s, 1/1/12	Aa1	760,000	761,239
Northfield, Hosp. Rev. Bonds, 5 1/2s, 11/1/18	BBB–	1,140,000	1,216,403
Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home), 6s, 1/1/34	B+/P	400,000	412,528
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/25	Baa3	1,000,000	1,110,540
St. Paul, Port Auth. Lease Rev. Bonds (Regions
Hosp. Pkg. Ramp), Ser. 1, 5s, 8/1/36	BBB–/P	625,000	631,869
			9,149,282

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Mississippi (1.2%)
Lowndes Cnty., Solid Waste Disp. & Poll.
Control Rev. Bonds (Weyerhaeuser Co.),
Ser. B, 6.7s, 4/1/22	Baa2	$ 1,500,000	$ 1,809,915
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5.9s, 5/1/22	BBB–	1,250,000	1,256,075
MS Home Corp. Rev. Bonds (Single Fam.
Mtge.), Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	915,000	942,404
MS Hosp. Equip. & Fac. Auth. Rev. Bonds
(Hosp. South Central), 5 1/4s, 12/1/21	BBB+	250,000	264,250
			4,272,644

Missouri (2.6%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth.
Care Fac. Rev. Bonds (St. Francis Med. Ctr.),
Ser. A, 5 1/2s, 6/1/32	A+	1,750,000	1,857,363
Kansas City, Indl. Dev. Auth. Hlth. Fac.
Rev. Bonds (First Mtge. Bishop Spencer),
Ser. A, 6 1/2s, 1/1/35	BB–/P	1,500,000	1,607,760
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	1,450,000	1,515,439
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Home Ownership Loan)
Ser. B, GNMA Coll., FNMA Coll.,
4.4s, 9/1/14	AAA	405,000	409,026
Ser. B, GNMA Coll., FNMA Coll.,
4.3s, 9/1/13	AAA	395,000	398,685
Ser. B, GNMA Coll., FNMA Coll.,
5.8s, 9/1/35	AAA	2,395,000	2,546,005
Ser. D, GNMA Coll., FNMA Coll.,
5.55s, 9/1/34	Aaa	1,290,000	1,314,962
			9,649,240

Montana (0.1%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living
St. Johns Lutheran), Ser. A, 6s, 5/15/25	B+/P	350,000	368,428

Nebraska (—%)
Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12	D/P	61,716	16,808
(Brookhaven), zero %, 9/1/12	D/P	791,466	9,893
			26,701

Nevada (3.5%)
Clark Cnty., Impt. Dist. Special Assmt.
(Dist. No. 142), 6 3/8s, 8/1/23	BB–/P	995,000	1,027,646
(Summerlin No. 151), 5s, 8/1/16	BB/P	1,010,000	1,040,997
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. C, AMBAC, 5.95s, 12/1/38	Aaa	5,000,000	5,400,850

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Nevada continued
Henderson, Local Impt. Dist. Special Assmt.
(No. T-14), 5.8s, 3/1/23	BB/P	$ 430,000	$ 444,194
(No. T-16), 5 1/8s, 3/1/25	BB–/P	500,000	506,165
(No. T-17), 5s, 9/1/18	BB/P	275,000	282,156
(No. T-18), 5s, 9/1/16	BB–/P	1,425,000	1,469,161
Las Vegas, Local Impt. Board Special Assmt.
(Dist. No. 607), 5.9s, 6/1/18	BB–/P	875,000	901,530
Washoe Cnty., Wtr. Fac. Mandatory Put Bonds
(Sierra Pacific Pwr. Co.), 5s, 7/1/09	Ba1	2,000,000	2,016,240
			13,088,939

New Hampshire (1.5%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB+	1,275,000	1,317,993
NH State Bus. Fin. Auth. Rev. Bonds (Alice
Peck Day Hlth. Syst.), Ser. A, 7s, 10/1/29	BBB–/P	2,565,000	2,693,224
NH State Bus. Fin. Auth. Poll. Control
Rev. Bonds, 3 1/2s, 7/1/27	Baa2	1,750,000	1,732,395
			5,743,612

New Jersey (3.8%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, 7 1/4s,
11/15/31 (Prerefunded)	AAA/P	1,250,000	1,435,175
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba1	1,900,000	1,928,405
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	500,000	528,255
(First Mtge. Lions Gate), Ser. A,
5 7/8s, 1/1/37	B/P	230,000	239,497
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	2,500,000	2,611,825
(Seabrook Village), 5 1/4s, 11/15/26	BB–/P	400,000	410,584
NJ Econ. Dev. Auth. Solid Waste Rev. Bonds
(Disp. Waste Mgt.), 5.3s, 6/1/15	BBB	1,750,000	1,837,238
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30	Baa3	1,300,000	1,421,290
(United Methodist Homes), Ser. A,
5 3/4s, 7/1/29	BB+	2,250,000	2,300,580
(Atlantic City Med. Ctr.), 5 3/4s, 7/1/25	A+	1,250,000	1,334,200
			14,047,049

New Mexico (0.6%)
Farmington, Poll. Control Rev. Bonds
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa2	1,200,000	1,215,492
NM Mtge. Fin. Auth. Rev. Bonds
(Single Fam. Mtge.)
Ser. D-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.64s, 9/1/33	AAA	390,000	399,419
Ser. F2, Class I, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.6s, 7/1/38	AAA	500,000	535,465
			2,150,376

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

New York (15.1%)
Huntington, Hsg. Auth. Rev. Bonds (Gurwin
Jewish Sr. Residence), Ser. A, 6s, 5/1/39	B+	$ 500,000	$ 515,530
Livingston Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Nicholas H. Noyes Memorial
Hosp.), 5 3/4s, 7/1/15	BB	1,330,000	1,368,118
Long Island, Pwr. Auth. NY Elec. Syst. Rev.
Bonds, Ser. A, U.S. Govt. Coll., 5 3/4s,
12/1/24 (Prerefunded)	Aaa	2,000,000	2,064,660
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood), 5 1/4s, 6/1/27	A	2,000,000	2,084,320
NY City, G.O. Bonds, Ser. B, 5 1/4s, 12/1/09	AA–	10,000,000	10,367,500
NY City, Indl. Dev. Agcy. Rev. Bonds
(Staten Island U. Hosp. Project),
6.45s, 7/1/32	B2	1,480,000	1,558,854
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	B–/P	1,275,000	1,354,012
(Queens Baseball Stadium — Pilot), AMBAC,
5s, 1/1/21	Aaa	900,000	966,258
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds
(JFK Intl. Arpt.), Ser. A, 8s, 8/1/12	B	380,000	436,886
FRB (American Airlines — JFK Intl. Arpt.),
7 5/8s, 8/1/25	B	1,250,000	1,512,813
(American Airlines — JFK Intl. Arpt.),
7 1/2s, 8/1/16	B	3,400,000	3,959,028
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	2,425,000	2,411,372
(Jetblue Airways Corp.), 5s, 5/15/20	B	225,000	223,931
NY Cntys., Tobacco Trust IV Rev. Bonds,
Ser. A, 5s, 6/1/38	BBB	1,000,000	1,015,900
NY State Dorm. Auth. Rev. Bonds
(Winthrop-U. Hosp. Assn.), Ser. A,
5 1/2s, 7/1/32	Baa1	900,000	948,393
(Lenox Hill Hosp. Oblig. Group),
5 1/4s, 7/1/09	Ba2	1,000,000	1,022,040
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	500,000	521,625
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	2,400,000	2,435,016
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
(Solvay Paperboard, LLC), 7s, 11/1/30
(acquired 12/9/98, cost $2,000,000) ‡	BB/P	2,000,000	2,082,000
Port. Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	200,000	202,444
(JFK Intl. Air Term. — 6), MBIA,
5.9s, 12/1/17	Aaa	15,000,000	15,464,400

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

New York continued
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	B+/P	$ 1,700,000	$ 1,858,678
(Jefferson’s Ferry), 5s, 11/1/15	BBB–	450,000	472,545
(Jefferson’s Ferry), 4 5/8s, 11/1/16	BBB–	1,000,000	1,022,760
			55,869,083

North Carolina (6.5%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	Baa2	1,500,000	1,618,920
Ser. A, 5 3/4s, 1/1/26	Baa2	3,000,000	3,132,630
NC Hsg. Fin. Agcy. Rev. Bonds
(Homeownership), Ser. 26, Class A,
5 1/2s, 1/1/38	Aa2	1,000,000	1,058,720
NC Med. Care Cmnty. Hlth. Care Fac.
Rev. Bonds
(Presbyterian Homes), 5.4s, 10/1/27	BB/P	2,000,000	2,080,700
(Pines at Davidson), Ser. A, 5s, 1/1/16	A–/F	545,000	573,117
(Deerfield), Ser. A, 5s, 11/1/23	A–/F	750,000	779,918
(Novant Hlth. Oblig. Group), Ser. A,
5s, 11/1/14	Aa3	10,000,000	10,619,800
(Pines at Davidson), Ser. A, 4.85s, 1/1/26	A–/F	1,270,000	1,307,948
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	1,040,000	1,066,645
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	600,000	612,894
(First Mtge. United Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	150,000	153,576
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	1,000,000	1,075,390
			24,080,258

Ohio (2.2%)
Coshocton Cnty., Env. Rev. Bonds
(Smurfit-Stone Container Corp.), 144A
5 1/8s, 8/1/13	CCC+	1,400,000	1,409,184
Cuyahoga Cnty., Rev. Bonds, Ser. A
6s, 1/1/16	Aa3	1,280,000	1,419,226
6s, 1/1/15	Aa3	2,000,000	2,223,320
OH State Air Quality Dev. Auth. Rev. Bonds
(Toledo Poll. Control), Ser. A, 6.1s, 8/1/27	Baa2	3,000,000	3,075,720
			8,127,450

Oklahoma (5.4%)
OK City Arpt. Trust Rev. Bonds Jr. Lien 27th Ser.,
Ser. A, FSA, 5s, 7/1/18 (Prerefunded)	Aaa	3,150,000	3,275,717
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth.
Care Syst.), Ser. A, U.S. Govt. Coll., 5 5/8s,
8/15/29 (Prerefunded)	Aaa	1,575,000	1,654,837

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Oklahoma continued
OK Hsg. Fin. Agcy. Single Family Mtge.
Rev. Bonds (Homeownership Loan), Ser. C,
GNMA Coll., FNMA Coll., 5.95s, 3/1/37	Aaa	$ 3,000,000	$ 3,239,970
OK State Cap. Impt. Auth. State Facs. VRDN
(Higher Ed.), Ser. D-1, CIFG, 4.1s, 7/1/31	VMIG1	4,500,000	4,500,000
OK State Indl. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. A, MBIA
5 3/4s, 8/15/29	Aaa	4,045,000	4,239,200
5 3/4s, 8/15/29 (Prerefunded)	Aaa	2,955,000	3,116,136
			20,025,860

Oregon (0.9%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza)
6 1/2s, 12/1/29	BB–/P	1,900,000	1,993,252
Ser. A, 5 1/4s, 12/1/26	BB–/P	510,000	526,091
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (Single Family Mtge.), Ser. K,
5 5/8s, 7/1/29	Aa2	765,000	780,989
			3,300,332

Pennsylvania (4.2%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. B
9 1/4s, 11/15/22	Ba3	30,000	35,352
9 1/4s, 11/15/15	Ba3	35,000	41,269
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt.), 5 1/2s, 11/1/16	Baa3	1,250,000	1,335,750
Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	610,000	648,656
5.3s, 1/1/14	BB/P	690,000	705,477
5.2s, 1/1/13	BB/P	1,000,000	1,015,100
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	1,300,000	1,341,093
Erie-Western PA Port Auth. Rev. Bonds,
6 1/4s, 6/15/10	BB+/F	505,000	512,944
Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant
View Retirement), Ser. A, 5.3s, 12/15/26	BB–/P	500,000	508,740
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(Lehigh Valley Hosp. Hlth. Network), Ser. A,
5 1/4s, 7/1/32	A1	1,000,000	1,045,310
Monroe Cnty., Hosp. Auth. Rev. Bonds
(Pocono Med. Ctr.), 6s, 1/1/43	BBB+	500,000	534,120
Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds (Whitemarsh Cont Care),
6 1/4s, 2/1/35	B/P	700,000	744,009

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Pennsylvania continued
PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Northampton Generating), Ser. A,
6.6s, 1/1/19	B+	$ 4,200,000	$ 4,249,056
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5.4s, 7/15/36	BBB+	1,000,000	1,051,460
Philadelphia, Hosp. & Higher Ed. Fac. Auth.
Rev. Bonds (Graduate Hlth. Syst.), 7 1/4s,
7/1/10 (In default) †	D/P	2,715,067	5,430
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A
5 7/8s, 12/1/31 (Prerefunded)	A	1,390,000	1,526,720
5 7/8s, 12/1/31	A	410,000	438,700
			15,739,186

Puerto Rico (0.5%)
Cmnwlth. of PR, Hwy. & Trans. Auth.
Rev. Bonds
FGIC, 5 1/2s, 7/1/13	Aaa	1,035,000	1,138,541
5s, 7/1/28	BBB	590,000	609,529
			1,748,070

Rhode Island (0.8%)
RI State COP (Howard Ctr. Impt.), MBIA,
5 3/8s, 10/1/16	Aaa	3,000,000	3,049,320

South Carolina (2.4%)
Lexington Cnty. Hlth. Svcs. Dist. Inc.
Hosp. Rev. Bonds, 5 1/2s, 5/1/37	A+	1,000,000	1,066,850
Richland Cnty., Rev. Bonds (Intl. Paper Co.),
Ser. A, 4 1/4s, 10/1/07	BBB	2,500,000	2,502,275
SC Hosp. Auth. Rev. Bonds (Med. U.),
Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	1,250,000	1,416,488
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
Bonds (Palmetto Hlth. Alliance), Ser. A,
7 3/8s, 12/15/21 (Prerefunded)	BBB+/F	1,000,000	1,138,230
SC Tobacco Settlement Rev. Mgmt. Auth.
Rev. Bonds, Ser. B
6 3/8s, 5/15/30	BBB	1,300,000	1,513,330
6s, 5/15/22	BBB	1,195,000	1,264,513
			8,901,686

South Dakota (0.7%)
SD Edl. Enhancement Funding Corp.
SD Tobacco Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	2,000,000	2,186,120
SD Hsg. Dev. Auth. Rev. Bonds (Home
Ownership Mtge.), Ser. J, 4 1/2s, 5/1/17	AAA	500,000	517,490
			2,703,610

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Tennessee (2.6%)
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds
(First Mtge. Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/33	BBB+	$ 3,700,000	$ 4,277,311
(First Mtge. Mountain States Hlth.),
Ser. A, MBIA, 6s, 7/1/21	Aaa	2,000,000	2,140,740
Johnson City, Hlth. & Edl. Facs. Board
Retirement Fac. Rev. Bonds (Appalachian
Christian Village), Ser. A, 6 1/4s, 2/15/32	BB–/P	600,000	632,064
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp.
Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA	1,255,000	1,423,434
6 1/2s, 9/1/26 (Prerefunded)	AAA	745,000	844,986
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac.
Board Rev. Bonds (Wellmont Hlth. Syst.),
Ser. C, 5s, 9/1/22	BBB+	450,000	464,189
			9,782,724

Texas (9.6%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement), Ser. A
7s, 11/15/33	BB/P	600,000	652,344
5 7/8s, 11/15/18	BB/P	20,000	20,351
Alliance, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 4.85s, 4/1/21 #	Baa2	3,000,000	3,052,020
Carrollton, Farmers Branch Indpt. School
Dist. G.O. Bonds, PSFG, 5s, 2/15/17
(Prerefunded)	Aaa	4,655,000	4,843,155
Dallas, Indpt. School Dist. G.O. Bonds,
PSFG, 5 1/2s, 2/15/16	Aaa	1,610,000	1,727,128
Fort Worth, Higher Ed. Fin. Corp. Rev. Bonds
(Wesleyan U.), Ser. A, 6s, 10/1/12	Ba2	550,000	552,536
Harris Cnty., Rev. Bonds, Ser. B, FSA,
5s, 8/15/32	Aaa	5,500,000	5,818,340
Harris Cnty., Hlth. Fac. Rev. Bonds (Memorial
Hermann Hlth. Care), Ser. A, 6 3/8s,
6/1/29 (Prerefunded)	A+	3,000,000	3,324,480
Houston, Arpt. Syst. Rev. Bonds (Continental
Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B3	2,500,000	2,560,350
Mission, Econ. Dev. Corp. Solid Waste Disp.
Rev. Bonds (Allied Waste N.A. Inc.), Ser. A,
5.2s, 4/1/18	B+	500,000	504,285
Sabine River Auth. Rev. Bonds (TXU Electric),
Ser. C, 5.2s, 5/1/28	Baa2	1,000,000	1,014,390
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	2,500,000	2,645,000
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (Northwest Sr. Hsg. Edgemere), Ser. A,
5 3/4s, 11/15/16	BB–/P	300,000	320,646

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Texas continued
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Air Force Village),
5 1/8s, 5/15/27	BBB–/P	$ 2,675,000	$ 2,760,975
Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.)
6s, 7/1/29	Baa3	2,000,000	2,075,380
6s, 7/1/25	Baa3	800,000	830,992
6s, 7/1/19	Baa3	800,000	831,656
TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds (Single Fam.), Ser. F, FHA Insd.,
5 3/4s, 3/1/37	AAA	2,000,000	2,132,740
			35,666,768

Utah (1.1%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A
7 1/2s, 2/1/10	BB–	750,000	753,653
7.45s, 7/1/17	BB–	600,000	614,808
Tooele Cnty., Harbor & Term. Dist. Port Fac.
Rev. Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26	Baa2	1,500,000	1,554,735
UT Cnty., Env. Impt. Rev. Bonds (Marathon Oil),
5.05s, 11/1/17	Baa1	1,000,000	1,052,400
			3,975,596

Vermont (0.2%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A, FSA,
4.62s, 5/1/29	Aaa	720,000	724,493

Virginia (1.9%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care
Fac. Rev. Bonds (Westminster-Canterbury),
5s, 1/1/24	B+/P	600,000	608,454
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds
(VA Baptist Homes), Ser. A, 5 3/8s, 7/1/30	B+/P	500,000	515,445
(VA Baptist Homes), Ser. A, 5 1/4s, 7/1/25	B+/P	250,000	256,488
(Westminster-Canterbury), 5s, 10/1/22	BBB–	600,000	622,788
Hopewell, Indl. Dev. Auth. Env. Impt.
Rev. Bonds (Smurfit-Stone Container Corp.),
5 1/4s, 6/1/15	CCC+	500,000	506,215
James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	1,000,000	1,067,490
Lynchburg, Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury)
5s, 7/1/31	BB/P	1,250,000	1,269,838
4 7/8s, 7/1/21	BB/P	1,000,000	1,009,120

MUNICIPAL BONDS AND NOTES (143.6%)* continued

	Rating**	Principal amount	Value

Virginia continued
Peninsula Ports Auth. Rev. Bonds (Baptist
Homes), Ser. C, 5 3/8s, 12/1/26	B+/P	$ 750,000	$ 780,435
Winchester, Indl. Dev. Auth. Res. Care
Fac. Rev. Bonds (Westminster-Canterbury),
Ser. A, 5.2s, 1/1/27	BB/P	500,000	511,695
			7,147,968

Washington (1.3%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	2,000,000	2,200,300
6 1/2s, 6/1/26	BBB	1,180,000	1,294,377
WA State Hlth. Care Fac. Auth. Rev. Bonds
(Group Hlth. Coop), Radian Insd., 5s, 12/1/22	AA	1,125,000	1,184,445
			4,679,122

West Virginia (0.6%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	2,250,000	2,318,108

Wisconsin (3.4%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	3,000,000	3,331,200
6 3/8s, 6/1/32	BBB	4,000,000	4,352,040
WI Hsg. & Econ. Dev. Auth. Rev. Bonds
(Home Ownership), Ser. D, 4 7/8s, 3/1/36	Aa2	470,000	479,560
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan), 5 3/4s, 8/15/30
(Prerefunded)	A3	3,900,000	4,274,614
			12,437,414

Wyoming (0.2%)
Sweetwater Cnty., Solid Waste Disp.
Rev. Bonds (FMC Corp.), 5.6s, 12/1/35	Baa3	700,000	743,008

Total municipal bonds and notes (cost $513,128,563)			$ 532,795,585

PREFERRED STOCKS (1.7%)*

		Shares	Value

Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd.		2,000,000	$ 2,093,040
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A,
6.875% cum. pfd.		4,000,000	4,206,480

Total preferred stocks (cost $6,000,000)			$ 6,299,520

TOTAL INVESTMENTS

Total investments (cost $519,128,563)			$ 539,095,105

  * Percentages indicated are based on net assets of $371,154,800.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at April 30, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2007 was $2,082,000 or 0.6% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2007.

(F) Security is valued at fair value following procedures approved by the Trustees.

At April 30, 2007, liquid assets totaling $29,681,906 have been designated as collateral for open futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Variable Rate Demand Notes (VRDN), Mandatory Put Bonds, Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at April 30, 2007.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at April 30, 2007 (as a percentage of net assets):
Health care	53.5%
Utilities	21.3
Housing	13.6
Land	12.5
Air transportation	10.4

The fund had the following insurance concentration greater than 10% at April 30, 2007 (as a percentage of net assets):
AMBAC	14.1%

FUTURES CONTRACTS OUTSTANDING at 4/30/07 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Short)	274	$29,681,906	Jun-07	$(171,742)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $519,128,563)	$539,095,105

Cash	331,140

Interest and other receivables	9,189,778

Receivable for securities sold	580,000

Total assets	549,196,023

LIABILITIES

Payable for variation margin (Note 1)	115,594

Distributions payable to shareholders	1,535,638

Accrued preferred shares distribution payable (Note 1)	266,427

Payable for securities purchased	163,300

Payable for compensation of Manager (Note 2)	725,975

Payable for investor servicing and custodian fees (Note 2)	5,471

Payable for Trustee compensation and expenses (Note 2)	85,757

Payable for administrative services (Note 2)	3,994

Other accrued expenses	139,067

Total liabilities	3,041,223

Series A, B and C remarketed preferred shares: (8,000 shares authorized;
1,750 shares issued at $100,000 per share (Note 4)	175,000,000

Net assets	$371,154,800

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Note 1)	$402,020,721

Distributions in excess of net investment income (Note 1)	(549,737)

Accumulated net realized loss on investments (Note 1)	(50,110,984)

Net unrealized appreciation of investments	19,794,800

Total — Representing net assets applicable to common shares outstanding	$371,154,800

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($371,154,800 divided by 44,658,878 shares)	$8.31

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/07 (Unaudited)

INTEREST INCOME	$14,273,802

EXPENSES

Compensation of Manager (Note 2)	1,466,727

Investor servicing fees (Note 2)	93,286

Custodian fees (Note 2)	47,257

Trustee compensation and expenses (Note 2)	15,026

Administrative services (Note 2)	12,878

Preferred share remarketing agent fees	220,017

Other	124,070

Total expenses	1,979,261

Expense reduction (Note 2)	(59,878)

Net expenses	1,919,383

Net investment income	12,354,419

Net realized loss on investments (Notes 1 and 3)	(101,450)

Net realized loss on futures contracts (Note 1)	(211,795)

Net unrealized depreciation of investments
and futures contracts during the period	(2,352,838)

Net loss on investments	(2,666,083)

Net increase in net assets resulting from operations	$ 9,688,336

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From tax exempt net investment income	(3,169,891)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$ 6,518,445

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

Six months ended		Year ended
	4/30/07*	10/31/06

Operations:
Net investment income	$ 12,354,419	$ 24,102,133

Net realized loss on investments	(313,245)	(2,257,631)

Net unrealized appreciation (depreciation) of investments	(2,352,838)	8,250,372

Net increase in net assets resulting from operations	9,688,336	30,094,874

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	—	(9,497)

From tax exempt net investment income	(3,169,891)	(5,817,082)

Net increase in net assets resulting from operations
(applicable to common shareholders)	6,518,445	24,268,295

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From ordinary income

Taxable net investment income	—	(56,096)

From tax exempt net investment income	(9,136,755)	(18,734,790)

Decrease from shares repurchased (Note 5)	—	(18,140,828)

Total decrease in net assets	(2,618,310)	(12,663,419)

NET ASSETS

Beginning of period	373,773,110	386,436,529

End of period (including distributions in excess of net investment
income of $549,737 and $597,510, respectively)	$371,154,800	$373,773,110

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	44,658,878	47,143,198

Shares repurchased (Note 5)	—	(2,484,320)

Common shares outstanding at end of period	44,658,878	44,658,878

Remarketed preferred shares outstanding at beginning
and end of period	1,750	1,750

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	4/30/07	10/31/06	10/31/05	10/31/04	10/31/03	10/31/02

Net asset value,
beginning of period
(common shares)	$8.37	$8.20	$8.18	$7.98	$7.84	$8.49

Investment operations:
Net investment income (a)	.28	.53	.51	.54	.61	.70

Net realized and unrealized
gain (loss) on investments	(.07)	.13	.04	.20	.14	(.73)

Total from
investment operations	.21	.66	.55	.74	.75	(.03)

Distributions to
preferred shareholders:
From net investment income	(.07)	(.13)	(.08)	(.04)	(.04)	(.05)

Total from investment
operations (applicable to
common shareholders)	.14	.53	.47	.70	.71	(.08)

Distributions to
common shareholders:
From net investment income	(.20)	(.41)	(.45)	(.50)	(.57)	(.57)

Total distributions	(.20)	(.41)	(.45)	(.50)	(.57)	(.57)

Increase from
shares repurchased	—	.05	—(e)	—	—	—

Net asset value, end of period
(common shares)	$8.31	$8.37	$8.20	$8.18	$7.98	$7.84

Market price, end of period
(common shares)	$7.90	$7.58	$7.15	$7.29	$7.34	$7.43

Total return at market price (%)
(common shares) (b)	6.95*	12.07	4.21	6.35	6.44	(5.57)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)
(in thousands)	$371,155	$373,773	$386,437	$386,073	$376,865	$370,281

Ratio of expenses to
average net assets (%)(c,d)	.53*	1.14	1.30	1.28	1.27	1.25

Ratio of net investment income
to average net assets (%)(c)	2.46*	4.83	5.18	6.12	7.21	7.84

Portfolio turnover (%)	8.00*	23.14	21.87	25.54	40.82	20.44

  * Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Managed Municipal Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2006, the fund had a capital loss carryover of $47,312,614 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 3,629,209	October 31, 2007

1,237,146	October 31, 2008

1,641,465	October 31, 2009

3,729,886	October 31, 2010

25,837,158	October 31, 2011

8,560,869	October 31, 2012

300,620	October 31, 2013

2,376,261	October 31, 2014

The aggregate identified cost on a tax basis is $496,065,972, resulting in gross unrealized appreciation and depreciation of $46,499,661 and $3,470,528, respectively, or net unrealized appreciation of $43,029,133.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on April 30, 2007 was 3.80% for Series A, 3.70% for Series B and 3.88% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund.

The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended April 30, 2007, the fund incurred $134,577 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the six months ended April 30, 2007, the fund’s expenses were reduced by $59,878 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $316, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the period ended April 30, 2007 cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $42,407,102 and $42,281,736, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A (550), Series B (550) and Series C (650) remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the fiscal year ended October 31, 2006 were $3,314.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2007, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the six months ended April 30, 2007, the fund did not repurchase any shares.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Note 8: Actions by the Trustees

The Trustees of the Putnam Funds have approved a plan to merge Putnam High Yield Municipal Trust, another closed-end fund managed by Putnam Management, into the Fund. The transaction is scheduled to occur in the fall of 2007. It is subject to a number of conditions, including approval by common and preferred shareholders of both funds, and there is no guarantee that it will occur.

Fund information

About Putnam Investments

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer

One Post Office Square	Charles E. Porter	Robert R. Leveille
Boston, MA 02109	Executive Vice President,	Chief Compliance Officer
Principal Executive Officer,
Marketing Services	Associate Treasurer and	Mark C. Trenchard
Putnam Retail Management	Compliance Liaison	Vice President and
One Post Office Square		BSA Compliance Officer
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President	Judith Cohen
Custodians	and Treasurer	Vice President, Clerk and
Putnam Fiduciary Trust		Assistant Treasurer
Company, State Street Bank	Steven D. Krichmar
and Trust Company	Vice President and	Wanda M. McManus
	Principal Financial Officer	Vice President, Senior Associate
Legal Counsel		Treasurer and Assistant Clerk
Ropes & Gray LLP	Janet C. Smith
	Vice President, Principal	Nancy E. Florek
Trustees	Accounting Officer and	Vice President, Assistant Clerk,
John A. Hill, Chairman	Assistant Treasurer	Assistant Treasurer and
Jameson Adkins Baxter,		Proxy Manager
Vice Chairman	Susan G. Malloy
Charles B. Curtis	Vice President and
Myra R. Drucker	Assistant Treasurer
Charles E. Haldeman, Jr.
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler	James P. Pappas
Robert E. Patterson	Vice President
George Putnam, III
W. Thomas Stephens	Richard S. Robie, III
Richard B. Worley	Vice President

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

SA700 244340 6/07

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

 Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund. The names of all team members can be found at www.putnam.com.

During the six months ended April 30, 2007, Portfolio Member James St. John left the fund's management team

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
Maximum
		Total Number	Number (or
		of Shares	Approximate
		Purchased	Dollar Value )
		as Part	of Shares
		of Publicly	that May Yet Be
Total Number	Average	Announced	Purchased
of Shares	Price Paid	Plans or	under the Plans

Period	Purchased	per Share	Programs	or Programs *

November 1 -
November 30,
2006	-	-	-	2,173,169
December 1 -
December 31,
2006	-	-	-	2,173,169
January 1 -
January 31,
2007	-	-	-	2,173,169
February 1 -
February 28,
2007	-	-	-	2,173,169
March 1 -
March 31, 2007	-	-	-	2,173,169
April 1 - April
30, 2007	-	-	-	2,173,169

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 2,360,317 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. . On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 4,720,634 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 29, 2007
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 29, 2007